EXHIBIT 99.1

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and

Board of Directors

TechnoConcepts, Inc.

(A corporation in the development stage)

Van Nuys, CA

We have audited the accompanying balance sheet of TechnoConcepts, Inc.  (a corporation in the development stage) as of December 31, 2003, the related statement of operations, changes in stockholders’ equity and cash flows for the period ended December 31, 2003.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe the audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TechnoConcepts, Inc. as of December 31, 2003, and the result of its operations and its cash flows for the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 6 to the financial statements, the Company is a development stage company.  The realization of a major portion of its assets is dependent upon its ability to meet its future financing requirements, and the success of future operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments that might result from this uncertainty.

Seligson & Giannattasio, LLP

N. White Plains, NY

January 7, 2005

TechnoConcepts, Inc.

( A Corporation In The Development Stage)

Balance Sheet

December 31, 2003

ASSETS

Current asset:

Cash

$     25,765

Fixed assets

1,570

Other assets:

Intellectual property and patents

 8,000,000

Total assets

$8,027,335

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:

Accounts payable

$    460,874

Due to related parties

340,000

Convertible  notes payable

333,675

Accrued expenses payable

            743

Total current liabilities

  1,135,292

Shareholders' equity:

Preferred stock, $.001 par value, 5,000,000

shares authorized, 16,000 shares issued

and  outstanding

16

Common stock, $.001 par value, 50,000,000

shares authorized, 7,930,320 shares issued

and outstanding

7,930

Additional paid in capital

7,996,062

Subscriptions receivable

(4,008)

Deficit accumulated during the development stage

 (1,107,957)

Total stockholders' equity

  6,892,043

Total liabilities and shareholders' equity

$8,027,335

See accompanying notes to financial statements.

TechnoConcepts, Inc.

( A Corporation In The Development Stage)

Statement of Operations

From May 26, 2003 (Date of Inception) To December 31, 2003

2 0 0 3

Revenues:

Earned revenue

$               --

Operating expenses:

General and administrative

   1,107,214

Total operating expenses

 1,107,214

Other expense:

Interest expense

            743

Net loss

$(1,107,957)

See accompanying notes to financial statements.

TechnoConcepts Inc.

( A Corporation In The Development Stage)

Comprehensive Statement of Shareholders Equity

From May 26, 2003 (Date of Inception) To December 31, 2003

Preferred Stock

Common Stock

Paid-In

Subscriptions

Accumulated Deficit

Shares

Amount

Shares

Amount

Capital

Receivable

During Development Stage

Balances, beginning of period

        --

$    --

              --

$      --

$             --

$             --

$              --

Shares issued for:

Initial capitalization

8,000

8

4,000,000

4,000

--

--

--

Subscription receivable from founders

--

--

--

--

--

(4,008)

--

Acquisition of certain assets from Technoconcepts (CA)

  8,000

   8

 3,930,320

 3,930

7,996,062

--

Net loss

        --

     --

              --

       --

              --

         --

 (1,107,957)

Balances, December 31, 2003

16,000

$  16

 7,930,320

$7,930

$7,996,062

$(4,008)

$(1,107,957)

See accompanying notes to financial statements.

TechnoConcepts, Inc.

( A Corporation In The Development Stage)

Statement Of Cash Flows

From May 26, 2003 (Date of Inception) To December 31, 2003

2 0 0 3

Cash flows from operating activities:

Net loss

$(1,107,957)

Adjustments to reconcile net loss from operations to net cash used in operating activities:

Changes in operating assets and liabilities:

Increase in accounts payable

460,873

Increase in accrued expenses

     340,744

Net cash used in operating activities

(306,340)

Cash flows from investing activities:

Acquisition of fixed assets

(1,570)

Cash flows from financing activities:

Proceeds from notes payable

     333,675

Net increase in cash and cash equivalents

25,765

Cash and cash equivalents, beginning of period

               --

Cash and cash equivalents, end of period

$     25,765

Supplemental cash flow information:

Interest paid

$             --

Income taxes paid

$             --

Non-cash investing and financing activities

Acquisition of intellectual property

$8,000,000

See accompanying notes to financial statements.

TechnoConcepts, Inc.

( A Corporation In The Development Stage)

Notes to Financial Statement

December 31, 2003

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the business – TechnoConcepts, Inc. (the “Company”) is in the business of designing, developing, and marketing wireless communications solutions. In addition to acquiring and continuing development of a four-channel high speed instrumentation analog-to-digital converter; a 1.6 GHz delta-sigma modulator; and mixed-signal, multi-chip circuit modules, The Company has acquired and continues to develop a technology which it has named True Software Radio™ ("TSR"). TSR replaces conventional analog circuitry in wireless communication systems with a combination of proprietary delta-sigma converters and software based digital signal processing, allowing wireless signals such as from cell phones, radios, or television broadcasts to be processed and translated at the point of origin. TSR enables a communications device to communicate with any other communications device even in the event that both are using different frequencies and/or protocols, such as CDMA, TDMA or GSM. The Company was incorporated under the laws of the State of Nevada in May, 2003.

Development stage company - The Company is in the development stage in accordance  with Statements of Financial Accounting Standards (SFAS) No. 7 "Accounting and Reporting by Development Stage Enterprises".

Pervasiveness of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Income taxes - Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and tax basis of assets and liabilities for financial and income tax reporting.  The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes.

Cash and Equivalents -  The Company considers investments with an initial maturity of three months or less to be a cash equivalent.

Bad debts - The company recognizes bad debts under the direct write-off method.  During the period ended December 31, 2003 bad debt expense was $0.

TechnoConcepts, Inc.

( A Corporation In The Development Stage)

Notes to Financial Statement

December 31, 2003

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Continued

Stock Based Compensation - In October 1995, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (SFAS) No. 123, “Accounting for Stock-Based Compensation”. The Company currently accounts for its stock-based compensation plans using the accounting prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees”. As the Company is not required to adopt the fair value based recognition provisions prescribed under SFAS No. 123, as amended, it has elected only to comply with the disclosure requirements set forth in the statement which includes disclosing pro forma net income (loss) and earnings (loss) per share as if the fair value based method of accounting had been applied.

Fixed assets – Fixed assets are stated at cost.  Depreciation is provided at the time property and equipment is placed in service using the straight-line method over the estimated useful lives of the assets, which is 5 years.

Intellectual Property – Intellectual property consists of patents, copyrights and trademarks (See Note 7).  These assets are being used in the development of the Company’s products.  Upon the products reaching salability, the Company will amortize these assets over a five year period on a straight-line basis.

Research and Development Costs - Research and development costs are charged to expense as incurred. Equipment used in research and development with alternative uses is capitalized.  Research and development costs include internal costs and payments to consultants.

TechnoConcepts, Inc.

( A Corporation In The Development Stage)

Notes to Financial Statement

December 31, 2003

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Continued

Recent Accounting Pronouncements - The following accounting pronouncements if implemented would have no effect on the financial statements of the Company.

In January 2003, (as revised in December 2003) The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46, “Consolidation of Variable Interest Entities”, an interpretation of Accounting Research Bulletin (“ARB”) No. 51.  “Consolidated Financial Statements”.  Interpretation No. 46 addresses consolidation by business enterprises of variable interest entities, which have one or both of the following characteristics: (i) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interest that will absorb some or all of the expected losses of the entity; (ii) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses.

Interpretation No. 46, as revised, also requires expanded disclosures by the primary beneficiary (as defined) of a variable interest entity and by an enterprise that holds a significant variable interest in a variable interest entity but is not the primary beneficiary.

Interpretation No. 46, as revised, applies to small business issuers no later than the end of the first reporting period that ends after December 15, 2004.  The effective date includes those entities to which Interpretation 46 had previously applied.  However, prior to the required application of Interpretation 46, a public entity that is a small business issuer shall apply Interpretation 46 or this Interpretation to those entities that are considered to be special-purpose entities no later than as of the end of the first reporting period that ends after December 15, 2003.

TechnoConcepts, Inc.

( A Corporation In The Development Stage)

Notes to Financial Statement

December 31, 2003

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Continued

Recent Accounting Pronouncements – (Continued)

Interpretation No. 46 may be applied prospectively with a cumulative-effect adjustment as of the date which it is first applied or by restating previously issued financial of the first year restated.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities".  SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities".  The changes in SFAS No. 149 improve financial reporting by requiring that contracts with comparable characteristics be accounted for similarly.  This statement is effective for contracts entered into or modified after June 30, 2003 and all of its provisions should be applied prospectively.

In May 2003, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 150, “Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity”.  SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity.  The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

SFAS No. 150 affects the issuer’s accounting for three types of freestanding financial instruments.  One type is a mandatorily redeemable share, which the issuing company is obligated to buy back in exchange for cash or other assets.  A second type includes put options and forward purchase contracts, which involves instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets.  The third type of instruments that are liabilities under this Statement is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuers’ shares.  SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.

TechnoConcepts, Inc.

( A Corporation In The Development Stage)

Notes to Financial Statement

December 31, 2003

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Continued

Recent Accounting Pronouncements – (Continued)

Most of the provisions of Statement 150 are consistent with the existing definition of liabilities in FASB Concepts Statement No. 6, “Elements of Financial Statements”.  The remaining provisions of this Statement are consistent with the FASB’s proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares.  This Statement shall be effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period. Beginning after June 15, 2003, except for mandatorily redeemable financial instruments of a non-public entity, as to which the effective date is for fiscal periods beginning after December 15, 2004.

Fair Value

The Company has a number of financial instruments, none of which is held for trading purposes.  The Company estimates that the fair value of all financial instruments at December 31, 2003, does not differ materially from the aggregate carrying values of these financial instruments recorded in the accompanying balance sheets.  The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies.  Considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

NOTE 2

FIXED ASSETS

Fixed assets are comprised of computer equipment at December 31, 2003.  The Company has not depreciated these assets, as they were not yet placed in service.

NOTE 3            NOTES PAYABLE

In November and December 2003, the Company entered into various unsecured convertible note agreements for receipt of $333,675.  These notes carry an interest rate of  between 8% to 11% per annum, with all interest and principal due in  April 2004. At the time of maturity, these notes were converted  into 697,641 shares of common stock.  $17,000 of these notes have not been converted or repaid and are in default.

TechnoConcepts, Inc.

( A Corporation In The Development Stage)

Notes to Financial Statement

December 31, 2003

NOTE 4

RELATED PARTY TRANSACTIONS

Two founders of the Company have performed consulting services for which the Company had paid or accrued consulting fees.  For the period ended December 31, 2003, consulting services in an aggregate amount of $500,000 were provided by these founders. Of this amount, $160,000 was paid and the remaining $340,000 is accrued at December 31, 2003. As additional consideration for services rendered to the Company, these founders received an aggregate of 1,109,184 shares at the time of the Company’s initial capitalization.

NOTE 5

INCOME TAXES

At December 31, 2003, the Company has net loss carryforward totaling $307,084  that may be offset against future taxable income through 2022. No tax benefit has been reported in the financial statements, however, because the Company believes there is a  chance that the carryforward will expire unused. Accordingly, the tax benefit of the loss carryforward has been offset by a valuation allowance of the same amount.

Deferred income taxes are comprised of the following as of December 31, 2003:

Net operating loss

$122,325

Consulting fees

183,586

Related party consulting fees

  135,437

441,348

Less:  valuation allowance

  441,348

$          --

The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the asset will be realized.  At the time the allowance will either be increased or reduced; Reduction could result in the partial or complete elimination of the allowance if positive evidence indicates that the value of the deferred tax asset is no longer required.  It is management’s position that the deferred tax asset be recorded when there is positive evidence it will be realized.

TechnoConcepts, Inc.

( A Corporation In The Development Stage)

Notes to Financial Statement

December 31, 2003

NOTE 5

INCOME TAXES

Continued

Income tax expense is comprised of the following at December 31, 2003:

Current:

Federal

$   --

State

   --

   --

Deferred:

Federal

--

State

   --

Total income tax expense

$   --

NOTE 6

GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has a working capital deficiency of $1,109,527 at December 31, 2003, and a net loss from operation of $1,107,957 and a negative cash flow from operations of $306,340 for 2003, which raises substantial doubt about its ability to continue as a going concern.   These financial statements do not include any adjustment that might result from the outcome of this uncertainty.

The Company’s ability to continue as a going concern is dependent upon a successful future public offering and ultimately achieving profitable operations.  There is no assurance that the Company will be successful in its efforts to raise additional proceeds or achieve profitable operations.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 7             SUBSEQUENT EVENTS

In February, 2004, the Company was acquired pursuant to an Agreement and Plan of Merger by and between Technology Consulting Partners, Inc. (the “Registrant”), and the Company, pursuant to which the Registrant acquired all of the outstanding shares of the Company’s capital stock in exchange for shares of the Registrant representing a controlling interest in the Registrant. The merger has been accounted for as a recapitalization of Technology Consulting Partners, Inc. with the Company as the acquirer.